CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GYK Ventures, Inc., on Form 10-QSB for the period ending June 30, 2005  as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan Sifford, President, Chief Executive Officer of GYK Ventures, Inc., and a member of the Board of Directors, certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, the financial condition and result of operations of GlobeTrac.

/s/ Dan Sifford
Dan Sifford
Chief Executive Officer

September 6, 2005

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GYK Ventures, Inc. on Form 10-QSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan Sifford, Secretary, Treasurer, and Chief Financial Officer of GYK Ventures, Inc., certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, the financial condition and result of operations of GlobeTrac.

/s/ Dan Sifford
Dan Sifford
Chief Financial Officer

September 6, 2005